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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 1999
                                                         ----------------

                                  WEBHIRE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                          0-20735              04-293527
----------------------------      ------------------------  -------------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)   (IRS EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)
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               91 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 869-5000
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events

         For the general information of the current investors of Webhire, Inc., a Delaware corporation, as well as those persons who may purchase Webhire's securities from time to time pursuant to effective registration statements filed in accordance with the Securities Act of 1933, as amended, and in accordance with the Securities and Exchange Commission rules and regulations requiring companies to disclose risk factors in "plain english" under certain circumstances, we are filing this Current Report on Form 8-K which contains various risk factors related to the business, operations and strategies of Webhire. Unless the context otherwise requires, all references herein to "we,"
"us," or "our company" refer to Webhire, Inc. and its subsidiaries.

                                  RISK FACTORS

         AN INVESTMENT IN WEBHIRE'S EQUITY SECURITIES INVOLVES VARIOUS RISKS.
CURRENT AND PROSPECTIVE INVESTORS IN WEBHIRE'S SECURITIES SHOULD CAREFULLY
CONSIDER THE FOLLOWING RISK FACTORS. THESE RISK FACTORS ARE NOT EXHAUSTIVE AND
SHOULD BE READ TOGETHER WITH THE OTHER REPORTS AND DOCUMENTS THAT WE FILE WITH
THE SECURITIES AND EXCHANGE COMMISSION, WHICH MAY INCLUDE ADDITIONAL OR MORE
CURRENT INFORMATION THAT IS IMPORTANT TO AN INVESTMENT IN WEBHIRE.

THE GROWTH IN DEMAND FOR AUTOMATED STAFFING SOFTWARE AND SERVICES IS UNCERTAIN.

         Our future success is substantially dependent on broader recognition of the potential benefits of automated staffing software and services and the growth in demand for these products and services. It is difficult to assess the size of the market that will develop and the rate at which it will develop. If the market does not develop as we anticipate, or if it develops more slowly than we expect, our business, operating results and financial condition will be materially and adversely affected.

TO COMPETE EFFECTIVELY, WE MUST ADAPT QUICKLY TO ADVANCES IN TECHNOLOGY AND
CHANGES IN CUSTOMER REQUIREMENTS.

         The market for automated staffing products and services is undergoing rapid changes including continuing advances in technology and changes in customer requirements and preferences. These market dynamics have been amplified by the emergence of the Internet as a tool for staffing solutions. Our future success will depend in significant part on our ability to continually improve the performance, features and reliability of our software and services in response to the evolving demands of the marketplace and competitive product offerings. Any failure on our part to quickly develop products and services that address changes in technology or customer demands will likely result in loss of market share to a competitor.

OUR SUCCESS IS DEPENDENT ON INCREASED ACCEPTANCE OF THE INTERNET AND CORPORATE
INTRANETS FOR STAFFING SOLUTIONS.

         One of our key business strategies is to capitalize on the increasing use of the Internet and corporate intranets for staffing solutions. If the market for these staffing solutions develops
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more slowly than expected, or if the necessary infrastructure to facilitate commercial applications on the Internet and corporate intranets is not developed, our business, operating results and financial condition will be adversely affected.

OUR NEW PRODUCT INTRODUCTIONS MAY HAVE DEFECTS WHICH COULD RESULT IN ADVERSE
PUBLICITY OR HAVE OTHER NEGATIVE EFFECTS.

         As the marketplace for staffing solutions continues to evolve, we plan to develop and introduce new products and services to enable us to effectively meet the changing needs of the market. Products as complex as those we offer may contain undetected errors when first introduced or when new versions are released. In the past, despite prior testing, we have discovered software errors in some of our products after their introduction. Product defects may result in adverse publicity, loss of or delay in market acceptance, or claims against us, any one of which could have a material adverse effect on our business, financial condition and results of operations.

INCREASED COMPETITION MAY EXERT DOWNWARD PRICING PRESSURE ON OUR PRODUCTS AND
SERVICES, RENDER OUR PRODUCTS OBSOLETE AND/OR RESULT IN LOSS OF MARKET SHARE.

         The marketplace for staffing solutions is intensely competitive and rapidly changing. The Company encounters direct competition from a number of companies providing staffing solutions, including the following:

         -  other human resource staffing software companies;

         -  providers of general human resource information systems;

         - agencies that provide or source full-time, contract and temporary labor;

         -  information systems departments that develop custom software;

         - providers of other client/server application software or document management systems; and

         -  Internet-based staffing solution providers.

         In addition, competition may increase from new market entrants, through consolidations in the software industry or through cooperative relationships among companies. An increase in competition could result in price reductions, render our existing software and services obsolete or unmarketable and/or result in loss of market share.

OUR OPERATING RESULTS MAY BE SUBJECT TO SIGNIFICANT QUARTERLY FLUCTUATIONS.

         Our results of operations have been, and may in the future be, subject to significant quarterly fluctuations. Such fluctuations could be due to a variety of factors, including the following:

         - the fact that our product revenue consists of a relatively small number of large dollar transactions and, as a result, our product revenue may fluctuate


                                        2
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           significantly from one quarter to another if the number of transactions completed in one quarter varies slightly from the number completed in another quarter;

         - the introduction of new products by us or our competitors;

         - the capital spending patterns of our customers;

         - our sales incentive strategy which is based in part on annual sales targets;

         - general economic conditions;

         - the fact that a substantial portion of our product revenue often occurs during the last few weeks of each quarter and, as a result, any delays in orders or shipments are more likely to result in revenue not being recognized until the following quarter; and

         - our current expense levels are based in part on our expectations of future revenue and, as a result, net income for a given period could be disproportionately affected by any reduction in revenue.

         To the extent our level of revenue in the future decreases from past levels or in some future quarter our revenue or operating results are below the expectations of stock market securities analysts and investors, our profitability and the price of our common stock is likely to be materially and adversely affected.

WE MUST MANAGE OUR GROWTH IN ORDER TO ACHIEVE DESIRED RESULTS.

         The evolution of the our business and the expansion of our customer base has resulted in substantial growth in the number of our employees and the scope of our operations of the last few years. Our future results of operations will depend in part on the ability of our officers and other key employees to continue to implement our operational, customer support, and financial control systems and to expand, train, and manage our employee base.

WE CURRENTLY DERIVE MOST OF OUR REVENUE FROM A SINGLE PRODUCT.

         We currently derive most of our revenue from our Webhire Enterprise product (formerly Restrac Hire). As a result, any factor adversely affecting sales of this product could have a material adverse effect on our results of operations.

ONE LARGE STOCKHOLDER BENEFICIALLY OWNS APPROXIMATELY 37% OF OUR OUTSTANDING
STOCK, IS REPRESENTED ON OUR BOARD OF DIRECTORS AND HAS RIGHTS TO PARTICIPATE IN
CERTAIN WEBHIRE TRANSACTIONS; THE STOCKHOLDER'S INTERESTS COULD CONFLICT WITH
YOURS AND SIGNIFICANT SALES OF STOCK HELD BY IT COULD HAVE A NEGATIVE EFFECT ON
OUR STOCK PRICE.

         SOFTBANK beneficially owns approximately 37% of our outstanding common stock. In addition, Yahoo! Inc., of which SOFTBANK owns approximately 27.8%, owns approximately 2.0% of our outstanding common stock. As a result of their stock ownership, SOFTBANK and its affiliate have significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions,


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and their interests could conflict with those of other stockholders. Such concentration of ownership may also have the effect of delaying or preventing a change in control of Webhire. In addition, sales of significant amounts of shares held by these entities, or the prospect of these sales, could adversely affect the market price of our common stock.

         SOFTBANK has the right to nominate two members of our board of directors, which currently consists of an aggregate of 5 members (one of whom is a SOFTBANK representative), and so long as it continues to hold 10% of our outstanding common stock, it is entitled to nominate one director each time a class of directors in which one of its representatives serves is subject to election. Further, one of SOFTBANK's directors is entitled to serve as a member of the board's audit and compensation committees. As a result of SOFTBANK's board representation, it has significant influence in all Webhire matters requiring board approval.

         In addition, in the event we propose to enter into a joint venture for operations in the United Kingdom, Continental Europe or Japan or a business transaction with any competitor of SOFTBANK's affiliate ZDNet, we are required by the terms of the stock purchase agreement pursuant to which SOFTBANK acquired our common stock to offer SOFTBANK or one of its affiliates the opportunity to participate in the transaction on terms and conditions mutually acceptable to us and them. As a result of these requirements, potential third parties may be reluctant to negotiate joint ventures or business transactions with us because they know SOFTBANK and its affiliates will be given the opportunity to participate in such transactions.

WE DEPEND ON KEY PERSONNEL WHO MAY NOT CONTINUE TO WORK FOR US.

         Our future success depends to a significant extent on our senior management and other key employees, many of whom have acquired specialized knowledge and skills with respect to our operations. As a result, if any of these individuals were to leave Webhire, we could face substantial difficulty in hiring qualified successors and could experience a loss of productivity while any such successor obtains the necessary training and experience. We also believe that our future success will depend in large part on our ability to attract and retain additional key employees. Competition for qualified personnel in the high tech industry is intense. If we do not succeed in attracting new personnel, or retaining and motivation existing personnel, our business will be adversely affected.

THE SUCCESSFUL OPERATION OF OUR BUSINESS DEPENDS IN LARGE PART ON OUR
RELATIONSHIPS WITH THIRD PARTIES.

         A key element of our business strategy is to develop relationships with leading industry organizations in order to increase our market presence, expand distribution channels and broaden our product line. We believe that our continued success depends in large part on our ability to maintain such relationships and cultivate additional relationships. There can be no assurance that our existing strategic partners, such as Yahoo! Inc., will not discontinue their relationships with us, or that we will be able to successfully develop additional strategic


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relationships.

         In addition, certain technology incorporated in our software is licensed from third parties on a nonexclusive basis. The termination of any of these licenses, or the failure of the third party licensers to adequately maintain or update their products, could result in delay in our ability to ship certain of our products while we seek to implement technology offered by alternative sources. In addition, any required replacement licenses could prove more costly than our current license relationships and might not provide technology as powerful and functional as the third-party technology we currently license. Also, any such delay, to the extent it becomes extended or occurs at or near the end of a fiscal quarter, could have a material adverse effect on our results of operations for that quarter. While it may be necessary or desirable in the future to obtain other licenses relating to one or more of our products or relating to current or future technologies, we may not be able to do so on commercially reasonable terms or at all.

OUR PRODUCTS RELY ON A SINGLE INTERFACE AND A SINGLE SERVER PLATFORM; MATERIAL
CHANGES TO THAT INTERFACE OR PLATFORM, OR BROAD ACCEPTANCE OF A NEW INTERFACE OR
PLATFORM, COULD HAVE A MATERIAL ADVERSE EFFECT ON US.

         At the present time, our products support client (workstation) platforms utilizing Microsoft's Windows family of software products, including
Windows 95, Windows 98 and Windows NT. If Microsoft fundamentally changes the architecture of its software products and as a result users of our software applications experience significant performance degradation or if our products become incompatible with future versions of Microsoft's Windows Operating
System, our business, financial condition and results of operations could be materially adversely affected. In addition, if a new client platform or other interface gains broad acceptance in the marketplace, there can be no assurance that our architecture will be compatible with such an interface. If it is not, our business, financial condition and results of operations could be materially adversely affected.

         Certain of our products operate exclusively on Microsoft's NT Server and Internet Information Server (IIS) platforms. If Microsoft fundamentally changes the architecture of its server product and as a result users of our software applications experience significant performance degradation or if our products become incompatible with future versions of Microsoft's NT Server or IIS, our business, financial condition and results of operations could be materially adversely effected. In addition, if a new type of server gains broad acceptance in the marketplace, there can be no assurance that our architecture will be compatible with such a server. If it is not, our business, financial condition and results of operations could be materially adversely affected.

IT IS DIFFICULT TO PROTECT OUR INTELLECTUAL PROPERTY RIGHTS.

         We regard our intellectual property rights as critical to our success and rely on a combination of copyright and trade secret laws, employee and third party non-disclosure


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agreements and other methods to protect these rights. We cannot be assured that the measures we have taken to protect our proprietary rights will be adequate to prevent misappropriation of our technology or independent development by others of similar technology. Our inability to protect our proprietary rights would have a material adverse effect on our business, financial condition and results of operations.

WE MAY BE SUBJECT TO COSTLY INTELLECTUAL INFRINGEMENT CLAIMS.

         As the number of human resource application software products and services in our industry increases and these solutions further overlap, the likelihood that our current or future products may become subject to infringement claims increases. Although we are not currently the subject of any intellectual property litigation, there has been substantial litigation regarding copyright, patent and other intellectual property rights involving computer software companies. Any claims or litigation, with or without merit, could be costly and could result in a diversion of management's attention, which could have a material adverse effect on our business, financial condition and results of operations. Adverse determinations in such claims or litigation may require us to obtain a license and/or pay damages, which could also have a material adverse effect on our business, financial condition and results of operations.

WE MAY BE SUBJECT TO PRODUCT LIABILITY CLAIMS.

         Although we have not experienced any product liability claims to date, the sale and support of our products and the incorporation of products from other companies may entail the risk of product liability claims. Our license agreements with our customers typically contain provisions intended to limit our exposure to such claims. For example, we limit our contractual warranties on "Year 2000" compliance to objective performance standards that we have tested, and we do not make any warranties for nonconformance if our software products are combined with other software or data that is not conducive to accurately calculating, comparing or sequencing date and time data between the twentieth and twenty-first centuries. There can be no guarantee, however, that such provisions will be effective in limiting our exposure. A successful product liability action brought against us could adversely affect our business, financial condition and results of operations.

THE YEAR 2000 PROBLEM COULD AFFECT OUR PRODUCTS, OUR INTERNAL INFORMATION
SYSTEMS AND/OR OUR CUSTOMERS.

         OUR PRODUCTS. We believe, based on an internal assessment, that the current versions of our software products that are licensed to customers are Year 2000 compliant. In addition, we expect the software that is used in our service offerings is to be compliant by December 31, 1999. We also limit our contractual warranties on Year 2000 compliance to objective performance standards that we have tested, and we make no warranties for nonconformance if our software products are combined with other software or data that are not conducive to accurately calculating, comparing or sequencing date and time data between the twentieth and twenty-first centuries. Nonetheless, in the event that the

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current versions of our licensed software products are not Year 2000 compliant, or that the software that is used in our service offerings is not Year 2000 compliant, there can be no assurance that we will not be required to defend our products or services or negotiate resolutions of claims based on Year 2000 issues.

         OUR INTERNAL INFORMATION SYSTEMS. We have attempted to make an assessment with regard to whether our own internal information systems are Year
2000 compliant and have upgraded certain systems to make them Year 2000 compliant. In addition, we plan to seek assurances from our existing vendors whose systems are not warranted to be Year 2000 compliant that such systems are Year 2000 compliant. To the extent any of our internal information systems fail to be Year 2000 compliant, however, we may be required to incur unanticipated expenses to address associated problems.

         CUSTOMERS. Year 2000 issues are affecting the purchasing patterns of customers and potential customers in a variety of ways. Many companies are expending significant resources to replace or remedy their current hardware and software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase our software products. We do not believe that there is any practical way to ascertain the extent of such a reduction in purchasing resources of our customers. Any such reduction could, however, have a material adverse effect on our business, operating results and financial condition.

         GENERAL. The Year 2000 issue is pervasive and complex, as virtually every computer operation will be affected in some way. Consequently, no assurance can be given that Year 2000 compliance can be achieved without significant additional costs.

ANTI-TAKEOVER PROVISIONS COULD MAKE IT MORE DIFFICULT FOR A THIRD PARTY TO
ACQUIRE US.

         Our board of directors has the authority to issue up to 5,000,000 shares of preferred stock and to determine the price, rights, preferences, privileges and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change of control of Webhire without further action by the stockholders any may adversely affect the voting and other rights of the holders of common stock. We have no present plans to issue shares of preferred stock.
Further, certain provisions of our charter documents, including provisions eliminating the ability of stockholders to take action by written consent, providing for a staggered Board of Directors and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, may have the effect of delaying or preventing changes in control or management of Webhire, which could have an adverse effect on the market price of our stock.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                   WEBHIRE, INC.

                                   By:     /s/ Martin J. Fahey
                                           -----------------------------
Dated: October 13, 1999            Name:   Martin J. Fahey
                                   Title:  President and Chief Executive
                                           Officer